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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               September 17, 1997
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    AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3
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           (Exact name of registrant as specified in its charter)




              New York               333-30759-01         Application Pending
(State or Other Jurisdiction of   (Commission File        (I.R.S. Employer
          Incorporation)             Number)              Identification No.)

     c/o The Bank of New York
     101 Barclay Street, 12E
           New York, NY                                        10286
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code (214) 953-7700
                                                           -------------

                                   No Change
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

Description of the Conveyance of Subsequent Mortgage Loans

         A. On September 17, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 (the "Trust") acquired $76,068,567.38 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1997, between AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation, as a Servicer, Advanta Mortgage Corp. USA, as a Servicer and Long Beach Mortgage Company, as a Servicer and The Bank Of New York, in its capacity as Trustee (the "Pooling And Servicing Agreement") and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser dated September 17, 1997 (the "9/17 Subsequent Transfer Agreement"). The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 5, 1997, and the Prospectus Supplement dated September 5, 1997, filed pursuant to Rule 424(b)(5) of the Act on September 18, 1997. The Schedule of Subsequent Mortgage Loans are attached to the 9/17 Subsequent Transfer Agreement.

         B. On September 30, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 (the "Trust") acquired $49,264,491.74 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of September 1, 1997, between AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation, as a Servicer, Advanta Mortgage Corp. USA, as a Servicer and Long Beach Mortgage Company, as a Servicer and The Bank Of New York, in its capacity as Trustee (the "Pooling And Servicing Agreement") and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser dated September 30, 1997 (the "9/30 Subsequent Transfer Agreement"). The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated September 5, 1997, and the Prospectus Supplement dated September 5, 1997, filed pursuant to Rule 424(b)(5) of the Act on September 18, 1997. The Schedule of Subsequent Mortgage Loans are attached to the 9/30 Subsequent Transfer Agreement.

Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

10.1 Subsequent Transfer Agreement dated as of September 17, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO




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                  Residential Capital Markets, Inc., as Seller and AMRESCO
                  Residential Securities Corporation Mortgage Loan Trust 1997-3 as the Purchaser.

10.2              Subsequent   Transfer   Agreement  dated  as  of  September
                  30, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller at AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3 as the Purchaser.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               By: AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-3


                               By: /s/ Ronald B. Kirkland
                                   ------------------------
                                   Name:      Ronald B. Kirkland
                                   Title:     Vice President and
                                              Chief Accounting Officer

Dated:  September 30, 1997





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                                   EXHIBIT INDEX

Exhibit
Number                             Description
-----                              -----------
10.1              Subsequent Transfer Agreement dated as of September 17,
                  1997, among AMRESCO Residential Securities Corporation, as
                  Depositor, AMRESCO Residential Capital Markets, Inc., as
                  Seller and AMRESCO Residential Securities Corporation
                  Mortgage Loan Trust 1997-3 as the Purchaser.

10.2              Subsequent   Transfer   Agreement  dated  as  of  September
                  30, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as
                  Seller at AMRESCO Residential Securities Corporation Mortgage
                  Loan Trust 1997-3 as the Purchaser.
